EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

CERTIFICATION PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a)
SECTION 1350, CHAPTER 63 OF TITLE 18
OF THE UNITED STATES CODE,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K for the period ended December 31, 2004 of UICI (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark D. Hauptman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 15, 2005

/s/ Mark D. Hauptman
Mark D. Hauptman
Vice President and Chief Financial Officer